UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 28, 2006
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

      11501 Northeast Expressway,
         Oklahoma City, Oklahoma                         73131
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(Address of Principal Executive Offices)              (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

Board Compensation

      On March 28, 2006, the Board awarded each non-employee director stock options to purchase 10,000 shares of the Company's common stock. The Board granted an additional 5,000 stock options to Jack Kemp, the Company's Lead Independent Director.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (d) On March 28, 2006, the Board unanimously approved the appointment of Perry Rogers as a director to fill the vacancy resulting from the increase in the size of the Board, as disclosed in Item 5.03 in this Form 8-K. The Board assigned Mr. Rogers to the Audit Committee and Compensation Committee. Mr. Rogers is a "continuing director" under the Company's indentures and other change of control provisions.



Item 5.03   Amendment to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.
            -------------------------------------------------

      On March 28, 2006, the Board unanimously adopted a resolution amending the first sentence of Section 4.1 of the Company's bylaws to increase the size of the Board to eleven (11) directors. Section 4.1 of the Company's bylaws shall now read, in its entirety:

            "Section 4.1. The property and business of the Company shall be managed by its Board of Directors, consisting of eleven (11) directors or such other number of directors as may be fixed from time to time by resolution of the entire Board. They shall be elected at the annual meetings or special meetings of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall qualify."



Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits


     3.1      Text of Amendment to the Bylaws.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIX FLAGS, INC.



                               By:     /s/ James M. Coughlin
                                    -------------------------------------------
                                    Name:  James M. Coughlin
                                    Title: Vice President and General Counsel

Date:  April 3, 2006

                                  EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------ ----------------

     3.1      Text of Amendment to the Bylaws.                        E